EXHIBIT 10.38
AMENDMENT NO. 2
TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT
     This Amendment No. 2 to Second Amended and Restated Credit Agreement, dated as of June 10, 2008 (the “Amendment”), among LIFE TIME FITNESS, INC., a Minnesota corporation (the “Borrower”), the banks from time to time party hereto (individually, a “Bank” and, collectively, the “Banks”), and U. S. BANK NATIONAL ASSOCIATION, a national banking association, one of the Banks, as Administrative Agent for the Banks (in such capacity, the “Agent”) and Lead Arranger, and J. P. MORGAN SECURITIES INC. and ROYAL BANK OF CANADA, as Co-Syndication Agents, and BMO Capital Markets, as Documentation Agent.
RECITALS:
     A. The Borrower, the Banks, the Agent, the Lead Arranger, the Co-Syndication Agents and the Documentation Agent are the parties to that certain Second Amended and Restated Credit Agreement dated as of May 31, 2007, as amended by an Amendment No. 1 to Second Amended and Restated Credit Agreement, dated as of January 24, 2008, a First Accordion Increase to Second Amended and Restated Credit Agreement dated as of April 10, 2008 and a Second Accordion Increase to Second Amended and Restated Credit Agreement dated as of May 28, 2008 (as so amended, the “Original Agreement”).
     B. The Borrower has requested that the Agent and the Banks further amend certain provisions of the Original Agreement.
     C. Subject to the terms and conditions of this Amendment, the Agent and the Banks will agree to the foregoing request of the Borrower.
NOW, THEREFORE, the parties agree as follows:
     1. Defined Terms. All capitalized terms used in this Amendment shall, except where the context otherwise requires, have the meanings set forth in the Original Agreement as amended hereby.
     2. Amendments. The Original Agreement is hereby further amended as follows:
     (a) The definition of “Club” appearing in Section 1.1 of the Original Agreement is amended in its entirety to read as follows:
     “‘Club’: A health club facility that is owned by the Borrower or is leased by the Borrower or Operations pursuant to a LTF Lease.”
     (b) Subpart (b)(vi) of the definition of “Permitted Permanent Loan” appearing in Section 1.1 of the Original Agreement is amended in its entirety to read as follows:

     “(vi)(A) the Clubs are leased to Operations pursuant to a LTF Lease; provided, that such LTF Lease shall not require Operations to pay more than the market rate for such Club as of the effective date of such LTF Lease, plus increases not to exceed market increases; and (B) the Borrower may guaranty Operations’ obligations under the relevant LTF Lease; provided, that the Borrower’s lease guaranty obligations shall not be materially greater than that incurred by the Borrower pursuant to the LTF CMBS I Related Agreements and the Related Agreements establishing such lease guaranty obligations shall comply with the last paragraph of this definition;”.
     (c) Section 2.14 (a) of the Original Agreement is amended by increasing the amount of the Swingline Commitment Amount from “$35,000,000” to “$50,000,000”.
     (d) Section 6.11(d) of the Original Agreement is amended in its entirety to read as follows:
     “(d) Indebtedness (including, without limitation, Capitalized Lease Obligations (other than those arising from a sale-leaseback transaction permitted by Section 6.18(b)) incurred by the Borrower that are secured by Liens permitted under Section 6.12(i) hereof, not to exceed the sum of: (i) $15,000,000 during the term of this Agreement; plus (ii) Capitalized Lease Obligations arising from a sale-leaseback transaction permitted by Section 6.18(b); plus (iii) up to $10,000,000 (including, without limitation, the outstanding principal balance of any Indebtedness permitted by Section 6.11(c) above) during the term of this Agreement for the purpose of financing the acquisition of aircraft by the Borrower or one of its Subsidiaries; plus (iv) Capitalized Lease Obligations arising from RE CO’s entering into a ground lease of real estate on which the Borrower intends to construct the improvements for a Club.”
     3. Conditions to Effectiveness. This Amendment shall become effective on the date (the “Effective Date”) when, and only when, the Agent shall have received:
     (a) Counterparts of this Amendment executed by the Borrower and the Majority Banks;
     (b) A Replacement Swingline Note (the “Replacement Swingline Note”) in the form provided by the Agent appropriately completed and duly executed by the Borrower;
     (c) A certificate of the Secretary of the Borrower having attached (i) a copy of the corporate resolution of the Borrower authorizing the execution, delivery and performance of this Amendment and any other documents to be executed and/or delivered by the Borrower in connection herewith, certified by the Secretary or an Assistant Secretary of the Borrower; and (ii) an incumbency certificate showing the names and titles, and bearing the signatures of, the officers of the Borrower authorized to execute

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this Amendment and such other documents to be executed and/or delivered by the Borrower in connection herewith;
     (d) A certificate of good standing for the Borrower in the jurisdiction of its incorporation or organization;
     (e) An Acknowledgment and Agreement in the form provided by the Agent appropriately completed and duly executed by each Loan Party other than the Borrower; and
     (f) Such other approvals, opinions or documents as the Agent or any Bank may reasonably request.
     4. Representations and Warranties. To induce the Agent and the Banks to enter into this Amendment, the Borrower represents and warrants to the Agent and the Banks as follows:
     (a) The execution, delivery and performance by the Borrower of this Amendment, the Replacement Swingline Note, and any other document to be executed and/or delivered by the Borrower in connection herewith have been duly authorized by all necessary corporate action, do not require any approval or consent of, or any registration, qualification or filing with, any government agency or authority or any approval or consent of any other person (including, without limitation, any stockholder) that has not been obtained, do not and will not conflict with, result in any violation of or constitute any default under, any provision of the Borrower’s articles of incorporation or bylaws, any agreement binding on or applicable to the Borrower or any of its property, or any law or governmental regulation or court decree or order, binding upon or applicable to the Borrower or any of its property and will not result in the creation or imposition of any security interest or other lien or encumbrance in or on any of its property pursuant to the provisions of any agreement applicable to the Borrower or any of its property except pursuant to the Loan Documents to which the Borrower is a party;
     (b) The representations and warranties respectively contained in Article IV of the Original Agreement are true and correct as of the date hereof as though made on that date except: (i) to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date; and (ii) the representations and warranties set forth in Section 4.5 to the Borrower’s financial statements shall be deemed to refer to the financial statements then most recently delivered to the Banks pursuant to Section 5.1(a) or (b), as the case may be; provided, that the unaudited interim financial statements do not comply with GAAP because of the absence of footnotes and are subject to immaterial year-end audit adjustments;
     (c) No events have taken place and no circumstances exist at the date hereof which would give the Borrower the right to assert a defense, offset or counterclaim to any claim by the Agent or any Bank for payment of the Obligations now existing or

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hereafter arising under the Original Agreement as amended by this Amendment or any other Loan Document;
     (d) The Original Agreement, as amended by this Amendment, the Replacement Swingline Note, and each other Loan Document to which the Borrower is a party remain in full force and effect and are the legal, valid and binding obligations of the Borrower and are enforceable in accordance with their respective terms, subject only to limitations as to enforceability which might result from bankruptcy, insolvency, moratorium and other similar laws affecting creditors’ rights generally and subject to limitations on the availability of equitable remedies; and
     (e) No Default, Event of Default or Material Adverse Occurrence has occurred and is continuing as of the date hereof after giving effect to this Amendment.
     5. Reference to and Effect on the Loan Documents.
     (a) From and after the date of this Amendment, each reference in:
     (i) the Original Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Original Agreement, and each reference to the “Agreement”, “thereunder”, “thereof”, “therein” or words of like import referring to the Original Agreement in any other Loan Document shall mean and be a reference to the Original Agreement as amended hereby; and
     (ii) any Loan Document to the “Swingline Note”, “thereunder”, “thereof”, “therein” or words of like import referring to the Swingline Note shall mean and be a reference to the Replacement Swingline Note executed and delivered by the Borrower pursuant to this Amendment.
     (b) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Agent or any Bank under the Original Agreement or any other Loan Document, nor constitute a waiver of any provision of the Original Agreement or any such other Loan Document.
     6. Costs, Expenses and Taxes. The Borrower agrees to pay on demand all costs and expenses of the Agent in connection with the preparation, reproduction, execution and delivery of this Amendment and the other documents to be delivered hereunder or thereunder, including their reasonable attorneys’ fees and legal expenses. In addition, the Borrower shall pay any and all stamp and other taxes and fees payable or determined to be payable in connection with the execution and delivery, filing or recording of this Amendment and the other instruments and documents to be delivered hereunder, and agrees to save the Agent and each Bank harmless from and against any and all liabilities with respect to, or resulting from, any delay in the Borrower’s paying or omission to pay, such taxes or fees.

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     7. Governing Law. THE VALIDITY, CONSTRUCTION AND ENFORCEABILITY OF THIS AMENDMENT SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF, BUT GIVING EFFECT TO FEDERAL LAWS OF THE UNITED STATES APPLICABLE TO NATIONAL BANKS.
     8. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
     9. Counterparts. This Amendment may be executed in separate counterparts and by separate parties in separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same Amendment.
     10. Recitals. The Recitals hereto are incorporated herein by reference.
[SIGNATURE PAGES FOLLOW]

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first written above.

LIFE TIME FITNESS, INC.
By:
Name: Eric J. Buss
Title: Secretary

U.S. BANK NATIONAL ASSOCIATION, as Agent and as a Bank
By:
Name: Karen E. Weathers
Title: Vice President

SIGNATURE PAGE: AMENDMENT NO. 2 TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT

JPMorgan Chase Bank, N. A.
By:
Name:
Title:

SIGNATURE PAGE: AMENDMENT NO. 2 TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Royal Bank of Canada
By:
Name:
Title:

SIGNATURE PAGE: AMENDMENT NO. 2 TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Bank of Montreal
By:
Name:
Title:

SIGNATURE PAGE: AMENDMENT NO. 2 TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Bank of the West, a California banking corporation
By:
Name:
Title:

SIGNATURE PAGE: AMENDMENT NO. 2 TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT

M&I Marshall & Ilsley Bank
By:
Name:
Title:

and

By:
Name:
Title:

SIGNATURE PAGE: AMENDMENT NO. 2 TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT

National City Bank
By:
Name:
Title:

SIGNATURE PAGE: AMENDMENT NO. 2 TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Associated Bank, National Association
By:
Name:
Title:

SIGNATURE PAGE: AMENDMENT NO. 2 TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT

RBS Citizens, N.A.
By:
Name:
Title:

SIGNATURE PAGE: AMENDMENT NO. 2 TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT

MB Financial Bank, N.A.
By:
Name:
Title:

SIGNATURE PAGE: AMENDMENT NO. 2 TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT